UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2023  (September 28, 2023)

ASCENT SOLAR TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32919	20-3672603
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Grant Street
Thornton, CO 80241
(Address of principal executive offices)

(720) 872-5000
(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	ASTI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Public Offering; Placement Agent Agreement; Warrants; Prefunded Warrants

On September 28, 2023, Ascent Solar Technologies, Inc. (“Ascent” or the “Company”) entered into a placement agency agreement (the “Placement Agent Agreement”) with Dawson James Securities Inc. (“Dawson James” or the “Placement Agent”) pursuant to which the Company engaged Dawson James as the placement agent for a registered public offering by the Company (the “Offering”), of an aggregate of 3,572,635 units (“Units”) at a price of $2.88 per Unit, for gross proceeds of approximately $10.3 million, before deducting offering expenses.

Each Unit is comprised of (i) one share of common stock or, in lieu of common stock, one prefunded warrant to purchase a share of common stock, and (ii) one common warrant to purchase a share of common stock. The prefunded warrants are immediately exercisable at a price of $0.0001 per share of common stock and only expire when such prefunded warrants are fully exercised. The common warrants are immediately exercisable at a price of $2.88 per share of common stock and will expire five years from the date of issuance.

The Placement Agent agreed to use its reasonable best efforts to arrange for the sale of the Units. The Company agreed to pay the Placement Agent a placement agent fee in cash equal to 8.00% of the gross proceeds from the sale of the Units. The Company also agreed to reimburse the Placement Agent for all reasonable travel and other out-of-pocket expenses, including the reasonable fees of legal counsel, not to exceed $155,000. The Placement Agent Agreement also contains representations, warranties, indemnification and other provisions customary for transactions of this nature.

Prior to the Offering, the Company had 549,199 common shares outstanding. In the Offering, the Company issued (i) 389,024 common shares, (ii) 3,183,611 prefunded warrants, and (iii) 3,572,635 common warrants.

The Company intends to use the proceeds from the Offering, together with existing cash, to (i) pay approximately $6.1 million to retire (a) a portion of the outstanding conversion amount payable related to the Company’s outstanding secured notes and (b) all of the Company’s outstanding Series 1B Preferred Stock, and (ii) for general and administration expenses.

The Offering closed on October 2, 2023.

Securities Purchase Agreement

On September 28, 2023, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with an investor named therein (the “Investor”), pursuant to which the Company agreed to issue and sell Units to such Investor.

The Purchase Agreement contains customary representations and warranties and agreements of the Company and the Investors and customary indemnification rights and obligations of the parties.

Placement Agent’s Warrant

In connection with the Offering, pursuant to the Placement Agent Agreement, the Company issued a warrant (the “Placement Agent’s Warrant”) which enables the Placement Agent to purchase up to an aggregate of 107,179 of shares of common stock, at an exercise price equal to $3.60 per share. The Placement Agent’s Warrant may be exercised beginning on April 2, 2024 until Octoer 2, 2028.

Warrant Agency Agreements

On September 28, 2023, the Company also entered into a Warrant Agency Agreement (the “Warrant Agency Agreement”) and a Prefunded Warrant Agency Agreement (the “Prefunded Warrant Agency Agreement”), each with Computershare Investor Services, pursuant to which Computershare agreed to act as transfer agent with respect to the common warrants and the prefunded warrants.

*******

The foregoing summaries of the Purchase Agreement, the common warrants, the prefunded warrants, the Placement Agent Agreement, the Placement Agent’s Warrant, the Warrant Agency Agreement and the Prefunded Warrant Agency Agreement do not purport to be complete and are subject to, and qualified in their entirety by, such documents attached as exhibits to this Current Report on Form 8-K, which are incorporated herein by reference.

This Current Report on Form 8-K does not constitute an offer to sell any securities or a solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As previously disclosed, on March 23, 2023, the Company received a written notice from the Listing Qualifications Department of The Nasdaq Stock Market indicating that the Company was not in compliance with the $1.00 Minimum Bid Price requirement set forth in Nasdaq Listing Rule 5550(a)(2) for continued listing on Nasdaq (the “Bid Price Requirement”).

The notice indicated that the Company would be provided 180 calendar days in which to regain compliance with the Bid Price Requirement.

On September 29, 2023, the Nasdaq staff notified the Company that the Company had regained compliance with the Minimum Bid Price Requirement based on the closing bid price of the Company’s common stock having been at $1.00 per share or greater for ten consecutive business days. The Staff’s notification indicated that this matter is now closed.

The Company remains non-compliant with the minimum $2,500,000 stockholders’ equity requirement for continued listing set forth in Listing Rule 5550(b) and the minimum 500,000 publicly held shares requirement under Listing Rule 5550(a)(4). These remaining matters will be addressed at the Company’s upcoming Nasdaq Listing Panel hearing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
	Exhibit Number	Description
	1.1	Placement Agent Agreement (incorporated by reference to Exhibit 1.1 filed with Amendment No. 3 to the Company’s Registration on Form S-1 (File no. 333-274231))
	4.1	Form of Warrant (incorporated by reference to Exhibit 4.4 filed with Amendment No. 3 to the Company’s Registration on Form S-1 (File no. 333-274231))
	4.2	Form of Prefunded Warrant (incorporated by reference to Exhibit 4.6 filed with Amendment No. 3 to the Company’s Registration on Form S-1 (File no. 333-274231))
	4.3	Form of Placement Agent Warrant (incorporated by reference to Exhibit 4.5 filed with Amendment No. 3 to the Company’s Registration on Form S-1 (File no. 333-274231))
	4.4	Form of Warrant Agency Agreement (incorporated by reference to Exhibit 4.7 filed with Amendment No. 3 to the Company’s Registration on Form S-1 (File no. 333-274231))
	4.5	Form of Prefunded Warrant Agency Agreement (incorporated by reference to Exhibit 4.8 filed with Amendment No. 3 to the Company’s Registration on Form S-1 (File no. 333-274231))
	4.6	Form of Securities Purchase Agreement (incorporated by reference to Exhibit 4.9 filed with Amendment No. 3 to the Company’s Registration on Form S-1 (File no. 333-274231))
	104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASCENT SOLAR TECHNOLOGIES, INC.

October 4, 2023	By:	/s/ Jin Jo
Name: Jin Jo
Title: Chief Financial Officer